UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  July 21, 2004
         (Date of Earliest Event Reported:  July 21, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


         Delaware            1-14365             76-0568816
     (State or other     (Commission File     (I.R.S. Employer
     jurisdiction of         Number)         Identification No.)
     incorporation or
      organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On July 21, 2004, we announced that we had closed the sale of two domestic power generation facilities to Northern Star Generation, LLC, an affiliate of AIG, for approximately $97.4 million. A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)    Exhibits.

         Exhibit
         Number      Description
         -------     -----------
          99.A       Press Release dated July 21, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:      /s/ David L. Siddall
                                 --------------------------------
                                         David L. Siddall
                                 Vice President, Chief Governance
                                 Officer and Corporate Secretary

Dated:  July 21, 2004

                           EXHIBIT INDEX

       Exhibit
       Number       Description
       --------     -----------
        99.A        Press Release dated July 21, 2004.